                                                                   Exhibit 10.26

                                    SUBLEASE
                                    --------

     THIS SUBLEASE (this "Sublease" is made and entered into as of the 13th day of March, 2001, by and between PHYCOR, INC. ("Sublandlord"), and IPAYMENT TECHNOLOGIES, INC., a California corporation ("Subtenant");

                                  WITNESSETH:
                                  -----------

     WHEREAS, by that certain Lease Agreement dated October 28, 1993, a copy of which is attached hereto as Exhibit A and by this reference is incorporated herein and made a part hereof (collectively, the "Prime Lease"), Cornerstone Suburban Office L.P., ("Landlord"), leased to Sublandlord certain space on the 1st floor in the building known as the Burton Hills II (the "Building"), in Nashville, Tennessee, containing 2,075 rentable square feet (the "Premises"), for a term ending on August 30, 2003 (the "Termination Date"); and

     WHEREAS, Subtenant desires to sublease from Sublandlord, and Sublandlord desires to sublease to Subtenant, the Premises, as described on Exhibit B (the "Sublease Premises"), all upon the terms and subject to the conditions and provisions hereinafter set forth;

     NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and promises contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, Sublandlord and Subtenant hereby agree as follows:

     1. Demise: Use. Sublandlord hereby leases to Subtenant and Subtenant hereby leases from Sublandlord the Sublease Premises for the term and rental and upon the other terms and conditions hereinafter set forth, to be used and occupied by Subtenant solely for general business office purposes.

     2. Term. This Sublease shall commence upon the latter of (a) March 15, 2001 or the date Sublandlord vacates the sublease premises (the "Commencement Date"), and shall terminate upon the first to occur of (i) termination of the Prime Lease or (ii) the Termination Date.

     3. Base Rent. Subtenant shall pay without deduction or set-off to Sublandlord Base Rental (the "Base Rent") for the Sublease Premises in the amounts set forth below. Upon the written agreement of the Landlord, Sublandlord, and the Subtenant, Subtenant may be directed to pay the Base Rent directly to the Landlord, provided Subtenant delivers to Sublandlord copies of all bills received and payments made for the Base Rent to the Landlord. In the event that Subtenant defaults in any payments made directly to Landlord, Landlord shall give notice of such default to Sublandlord within ten (10) days of default and Sublandlord shall be allowed, but not required, to cure such default within ten (10) days of receive of notice from the Landlord.

Notwithstanding the forgoing, Base Rent shall not commence until the Commencement Date, provided, however in the event that Sublandlord vacates the Sublease Premises after March 19, 2001, the Base Rental shall abate until April 1, 2001, at which time the first rental payment shall be due. In the event that Sublandlord fails to vacate the Sublease Premises prior to 5:00 PM CST on May 23, 2001, Subtenant, in its sole discretion, shall have the right to terminate this Sublease

Agreement without penalty by providing Sublandlord written notice of its election to terminate by 5:00 PM CST on May 26, 2001.

                                             Rentable
From                To        /Sq. Ft.       /Year          /Mo.
----                --        --------       --------       ----

Commencement
Date                8/31/03   $19.00         $39,425.00     $3,285.42


Base Rent shall be payable in monthly installments in the amounts set forth above, and each such installment shall be due and payable in advance, starting on the Commencement Date and continuing on the first (1st) day of each calendar month thereafter. If this Sublease ends or begins on a day other than the first or last day of a month, respectively, the monthly installment of Base Rent for such month shall be prorated except as provided above.

     4.   Additional Rent; Payments; Interest

          (a) Subtenant also shall pay to Sublandlord all other amounts payable by Sublandlord under the Prime Lease that are attributable to the Sublease Premises or attributable to Subtenant, its agents, employees, customers or invitees, including any current or future adjustments to Base Rental under Article 4 (the "Operating Expenses") in the Prime Lease in excess of the Operating Expenses for the calendar year 2001. Furthermore, Subtenant shall be responsible for all amounts expended by Landlord or Sublandlord to remove or discharge liens or claims attributable to, but not settled by, Subtenant.

          (b) Each amount due pursuant to subsection (a) above and each other amount payable by Subtenant hereunder, unless a date for payment of such amount is provided for elsewhere in this Sublease, shall be due and payable, in the case of any adjustment to Base Rent, on the same dates that monthly installments of Base Rent are payable, and in the case of any other such amount, on the tenth (10th) day following the date on which Landlord or Sublandlord has given notice to Subtenant on the amount thereof.

          (c) All amounts payable to Sublandlord under this Sublease shall be deemed to be rent. If all installments of rent are not paid within five (5) days after the same are due, Subtenant shall pay Sublandlord a late charge equal to ten percent (10%) of such installment. All rent shall be paid without notice, demand, setoff or deduction whatsoever except as expressly may be provided herein.

          (d) Except for Base Rent, which shall be paid to Sublandlord, Subtenant may pay to Landlord all amounts that are billed by Landlord directly to Subtenant; provided Subtenant delivers to Sublandlord copies of all such bills and receipts paid to Landlord. Sublandlord consents to this arrangement and will give Subtenant credit for same against Subtenant's obligations to pay such amounts under this Sublease.

     5. Security Deposit. Upon execution of this Sublease, Sublandlord, Subtenant and an escrow agent selected by Sublandlord and approved by Subtenant (the "Escrow Agent"), shall enter into an Escrow Agreement, whereby Subtenant shall deposit the sum of $10,000.00 as a security deposit (the "Security Deposit"). Escrow Agent shall hold the Security Deposit as security for the full and faithful performance by Subtenant of all terms, covenants, and conditions of this Sublease to be performed on the part of Subtenant. Upon notice from Sublandlord of a default, the Escrow Agent shall transfer so much of the funds held in escrow to Sublandlord as Sublandlord requests. Upon written request by Subtenant and approval by Sublandlord in writing, the Security Deposit renaming in escrow, if any, will be returned to Subtenant after the expiration or termination of the Sublease. The Subtenant shall not mortgage, pledge, or otherwise attempt to convey an interest in the Security Deposit. The Security Deposit shall not be subject to any mortgage, pledge, assignment or any lien or encumbrance of any kind. Subtenant shall be responsible for all fees and expenses charged by the Escrow Agent.

     6.   Condition of the Sublease Premises.

          (a) Subtenant's taking possession of the Sublease Premises shall be conclusive evidence as against Subtenant that the Sublease Premises were in good order and satisfactory condition when Subtenant took possession. Without limiting or modifying any of Landlord's or Sublandlord's obligations to maintain the Sublease Premises as provided in the Prime Lease or herein, Subtenant acknowledges that it will be taking possession of the Sublease Premises in their current "AS-IS" and "WHERE LOCATED" condition. No promise of Sublandlord to alter, remodel and improve the Sublease Premises and no representation respecting the condition of the Sublease Premises or the Building, except as expressly set forth herein, has been made by Sublandlord to Subtenant. Upon the expiration or earlier termination of this Sublease, Subtenant shall surrender the Sublease Premises in the condition required by the Prime Lease.

          (b) Subtenant expressly acknowledges and understands that neither Sublandlord nor Landlord has made or is making any representation or warranty as to compliance of the Sublease Premises with any applicable law, including, but not limited to, any environmental laws or the Americans With Disabilities Act of 1990 (the "ADA"). Subtenant warrants that its use of the Sublease Premises and the materials used in the conduct of its business operations at and on the Sublease Premises, or the manner of use, and its waste, effluent and vapors will not violate any laws, ordinances, rules or regulations relating to or affecting the environment or dealing with environmental matters, as hereinafter defined, or hazardous substances of any kind or nature, whether imposed or enforced by any state, local or federal agency, and that Subtenant shall alter its use of the Sublease Premises to comply with such laws, ordinances, rules or regulations if required to do so by any such governmental agency. Subtenant shall not use the Sublease Premises, maintain them nor allow use of the Sublease Premises in any manner constituting a violation of any ordinance, statute, rule, regulation or order of any governmental authority, including, but not limited to, the ADA, zoning ordinances, or environmental rules, regulations and laws, nor will Subtenant maintain or permit any nuisance to occur or to be maintained on the Sublease Premises. Subtenant shall not cause or permit injury or waste to the Sublease Premises or the Building, and shall keep the Sublease Premises and the Parking Garage, loading, unloading, service and public areas used by Subtenant clear and free from rubbish, dirt, and debris at all times, and shall store all trash, garbage, and debris within the Sublease Premises until the regular pickup thereof.

     7. The Prime Lease.

          (a) Except as expressly set forth below, this Sublease and all rights of Subtenant hereunder and with respect to the Sublease Premises are subject to the terms, conditions and provisions of the Prime Lease. Subtenant shall be entitled to exercise and enjoy all of the rights and benefits of Sublandlord, as tenant, under the Prime Lease, subject to all of the terms and provisions of the Prime Lease and except as otherwise provided in this Sublease. Subtenant hereby assumes and agrees to perform faithfully and be bound by, with respect to the Sublease Premises, all of Sublandlord's obligations, covenants, agreements and liabilities as tenant under the Prime Lease and all terms, conditions, provisions and restrictions contained in the Prime Lease arising from and after the date hereof except:

     for the payment of Base Rental to be paid buy Sublandlord under Article 1 paragraph K of the Prime Lease;

          (b)  Without limitation of the foregoing:

               (i) Subtenant shall not make any alteration, additions or improvements in or to the Sublease Premises except in accordance with the provisions of the Prime Lease.

               (ii) If Subtenant desires to take any action and the Prime Lease would require that Sublandlord obtain the consent of Landlord before undertaking an action of the same kind, Sublandlord may require Subtenant to contact Landlord directly for such consent. Further, Subtenant shall not undertake such action without the prior written consent of Sublandlord, not to be unreasonably withheld, and Sublandlord may condition its consent on the consent of Landlord being obtained.

               (iii) Sublandlord shall also have all rights, privileges,
                     options, reservations and remedies, granted or allowed to, or held by, Landlord under the Prime Lease.

               (iv) Subtenant shall maintain all insurance in the amounts required to be maintained by Sublandlord under the Prime Lease.

                     Subtenant shall furnish evidence satisfactory to Landlord and Sublandlord of the maintenance of such insurance and shall use its best efforts to obtain a written obligation on the part of each insurance company to notify Landlord and Sublandlord at least thirty (30) days prior to the cancellation of such insurance. All policies of insurance carried by Subtenant shall name as additional insureds Sublandlord, Landlord, and the mortgagees of Landlord, as their interest may appear. Prior to taking possession of the Sublease Premises, Subtenant shall deliver copies of insurance certificates to both Sublandlord and Landlord, and such certificates shall state that the applicable policies cannot be canceled without at least thirty (30) days prior notice to Sublandlord and Landlord.

          (v) Subtenant shall not do anything or suffer or permit anything to be done that would result in a default under the Prime Lease or permit the Prime Lease to be canceled or terminated.

     (c) Notwithstanding anything contained herein or in the Prime Lease that may appear to the contrary, Sublandlord and Subtenant hereby agree as follows:

          (i) Subtenant shall not assign, mortgage, pledge, hypothecate or otherwise transfer or permit the transfer of this Sublease or any interest of Subtenant in this Sublease, by operation of law or otherwise, or permit the use of the Sublease Premises or any part thereof by any persons other than Subtenant and Subtenant's employees, or sublet the Sublease Premises or any part thereof without the prior consent of the Sublandlord which shall not be unreasonably withheld, and any attempt to do any of the foregoing without the prior express written consent of Sublandlord shall be void and of no effect.

          (ii) Neither Base Rent nor other payments due or coming due hereunder shall abate by reason of any damage to or destruction of the Sublease Premises, or the Building or any part thereof, unless, and then only to the extent that, rental and such other payments actually abate under the Prime Lease with respect to the Sublease Premises on account of such event.

          (iii) Subtenant shall not have any right to any portion of the proceeds of any award for a condemnation or other taking, or a conveyance in lieu thereof, of all or any portion of the Building or the Sublease Premises, except that Subtenant shall be entitled to appear, claim, prove and receive in the condemnation proceeding such award as may be made as represents the loss or damage to Subtenant's trade fixtures and removable personal property, removal or relocation costs, and the unamortized balance of any Building Nonstandard Work or alterations installed in the Sublease Premises by Subtenant, and any incidental damages, all at Subtenant's expense.

          (iv) To the extent that the Prime Lease imposes obligations on the tenant thereunder that are greater than the obligations imposed on Subtenant under this Sublease, the obligations imposed by the Prime Lease shall be deemed to supplement the obligations imposed by this Sublease. To the extent that the Prime Lease imposes obligations on the tenant thereunder that conflict with the obligations of Subtenant under this Sublease, the obligations imposed by such Prime Lease shall supersede the obligations imposed by this Sublease.

            (v) Except as expressly set forth in this Sublease. Sublandlord does not assume and shall not have any of the obligations or liabilities of Landlord under the Prime Lease and Sublandlord is not making the representations or warranties, if any, made by Landlord in the Prime Lease. With respect to work, services, repairs and restoration or the performance of other obligations required of Landlord under the Prime Lease, Sublandlord's sole obligation with respect thereto shall be to request the same, upon written request from Subtenant, and to use reasonable efforts to obtain the same from Landlord. Sublandlord shall not be liable in damages, nor shall rent abate hereunder, for or on account for any failure by Landlord to perform the obligations and duties imposed on it under the Prime Lease, except, and only to the extent that, rent abates under the Prime Lease on account of such event.

     8.   Default by Subtenant.    Upon the happening of any of the following:

          (a) Subtenant's failure to pay any installment of Base Rent within five (5) days after the date when due;

          (b) Subtenant's failure to pay any other amount due from Subtenant hereunder and such failure continues for five (5) days after notice thereof from Sublandlord to Subtenant;

          (c) Subtenant's failure to perform or observe any other covenant or agreement set forth in this Sublease and such failure continues for fifteen
(15) days after notice thereof from Sublandlord to Subtenant, or in the case of a default that cannot, with due diligence, be cured within said fifteen (15) days period, Subtenant's failure to commence to cure such default within said fifteen (15) day period and thereafter diligently prosecute the same; or

          (d) The occurrence of any other event involving Subtenant, any guarantor of Subtenant's obligations under the Sublease, or the Sublease Premises that would constitute a default under the Prime Lease if it involved Sublandlord, any guarantor of Sublandlord's obligations under the Prime Lease, or the Sublease Premises;

Subtenant shall be deemed to be in default hereunder, and Sublandlord may exercise, without limitation of any other rights and remedies available to it hereunder or at law or in equity ,any and all rights and remedies of Landlord set forth in the Prime Lease in the event of a default by the tenant thereunder. No receipt of moneys by Sublandlord from Subtenant after the termination in any way of the term or of Subtenant's right of possession hereunder or after the giving of any notice shall reinstate, continue or extend the term or affect any notice given to Subtenant or any suit commenced or judgment entered prior to receipt of such moneys, except to the extent expressly agreed to by Sublandlord.

     9. Right to Perform Obligations. In the event Subtenant fails or refuses to make any payment or perform any covenant or agreement to be performed hereunder by Subtenant,

Sublandlord may make such payment or undertake to perform such covenant or agreement (but shall not have any obligation to Subtenant to do so). In such event, amounts so paid and amounts expended in undertaking such performance, together with all reasonable costs, expenses and attorneys' fees incurred by Sublandlord in connection therewith, shall be additional rent hereunder.

     10. Subtenant's Quiet Enjoyment. Sublandlord covenants that so long as Subtenant keeps, observes and performs all of the terms, conditions, provisions and agreements herein contained on the part of Subtenant to be kept, observed and performed, Subtenant shall during the term hereof peaceably and quietly hold the Sublease Premises, subject to the terms, covenants, conditions, provisions and agreements hereof, free from hindrance by Sublandlord.

     11. Representations and Warranties Regarding Prime Lease. Sublandlord hereby represents and warrants to Subtenant as follows:

          (a) As of the date hereof, the Prime Lease is in full force and effect.

          (b) The copy of the Prime Lease attached hereto is true and complete and the Prime Lease has not been modified or amended, except as indicated herein.

     12.  Waiver of Claims and Indemnity.

          (a) Subtenant hereby releases and waived any and all claims against Sublandlord and its officers, directors, partners, members, agents and employees for injury or damage to person, property or business sustained in or about the Building or the Sublease Premises by Subtenant, other than by reason of gross negligence or willful misconduct of Sublandlord and except in any case which would render this release and waiver void under the law.

          (b) Subtenant agrees to indemnify, defend and hold harmless Sublandlord and its members, officers, directors, partners, agents and employees, from and against any and all claims, demands, costs and expenses of every kind and nature, including attorneys' fees and litigation expenses (hereinafter "Claims"), arising from Subtenant's occupancy of the Sublease Premises, Subtenant's construction of any leasehold improvements in the Sublease Premises or from any breach or default on the part of Subtenant in the performance of any agreement or covenant of Subtenant performed or to be performed under this Sublease or pursuant to the terms of this Sublease, or from any act or neglect of Subtenant or its agents, members, officers, employees, guests, servants, invitees or customers in or about the Sublease Premises. In case any such proceeding is brought against any of said indemnified parties, Subtenant covenants, if requested by Sublandlord, to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Sublandlord. The foregoing indemnity from Subtenant shall not be construed to cover Landlord's or Sublandlord's breach of the Prime Lease or this Sublease or either of said party's gross negligence or willful misconduct.

          (c) Sublandlord agrees to indemnify, defend and hold harmless Subtenant and its shareholders, officers, directors, partners, agents and employees, from and against any and all Claims arising from any breach or default on the part of Sublandlord in the performance of any agreement or covenant of Sublandlord performed or to be performed under this Sublease or pursuant to the terms of this Sublease. In case any proceeding which is covered by the indemnity described in the preceding sentence is brought against any of said indemnified parties, Sublandlord covenants, if requested by Subtenant, to defend such proceeding at its sole cost and expense by legal counsel reasonably satisfactory to Subtenant. The foregoing indemnity from Sublandlord shall not be construed to cover Claims which arise solely as a result of Landlord's breach of the Prime Lease or of Subtenant's breach of this Sublease.

     13. Bankruptcy. In the event the Prime Lease is rejected by Landlord in a proceeding under the United States Bankruptcy Code or similar statutes relating to insolvency, possession of the Sublease Premises by Subtenant shall be deemed to be possession of the Sublease Premises by Sublandlord. Subtenant may exercise Sublandlord's right to remain in possession of the Sublease Premises and the terms of such possession shall be governed by the Prime Lease and this Sublease.

     14. Maintenance and Repair. Except for items that are the responsibility of Landlord under the Prime Lease, Subtenant, at its own cost and expense, shall maintain in good condition and repair the Sublease Premises and every part thereof.

     15. Brokerage Commissions. Each party hereby represents and warrants to the other that it has had no dealings with any real estate broker or agent in connection with this Sublease and that it knows of no real estate broker or agent who is or might be entitled to a commission in connection with this Sublease, except Mission Property Company, successor-in-interest to Eakin & Smith Real Estate representing Sublandlord and Grubb & Ellis Centennial representing Subtenant. Each party agrees to protect, defend, indemnify and hold the other harmless from and against any and all claims inconsistent with the foregoing representations and warranties for any brokerage, finder's or similar fee or commission in connection with this Sublease, if such claims are based on or relate to any act of the indemnifying party that is contrary to the foregoing representations and warranties.

     16. Successors and Assigns. This Sublease shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto.

     17. Entire Agreement. This Sublease contains all the terms, covenants, conditions and agreements between Sublandlord and Subtenant relating in any manner to the rental, use and occupancy of the Sublease Premises. No prior agreement or understanding pertaining to the same shall be valid or of any force or effect. The terms, covenants and conditions of this Sublease cannot be altered, changed, modified or added to except by a written instrument signed by Sublandlord and Subtenant.

     18. Notices.

          (a) From and after the date hereof, Sublandlord and Subtenant shall each immediately deliver to the other true, complete and exact copies of any notices, demands, communications or other instruments or documents received from, or given by or to Landlord, by either of them pertaining to any default under the Prime Lease or in any way relating to or affecting the Prime Lease or the Sublease Premises, including, but not limited to, receipts, notices and letters. Sublandlord and Subtenant each immediately shall furnish the other with any and all information such party may request concerning performance by the other party of the covenants of the Prime Lease.

          (b) Notices and demands required or permitted to be given by either party to the other with respect hereto or to the Sublease Premises shall be in writing and shall not be effective for any purpose unless the same shall be served either by personal delivery with a receipt requested, by overnight courier service or by United States certified or registered mail, return receipt requested, postage prepaid; provided, however, that all notices of default shall be served either by personal delivery with a receipt requested or by overnight courier service, addressed as follows:

          Sublandlord:   PhyCor, Inc. ______________________
                         Attn: Mr. Brandon Dyson ___________
                         30 Burton Hills Blvd. #400 ________
                         Nashville, TN 37205 _______________

          Subtenant:     iPayment Technologies Inc.
                         Attn: Carl Grimstad
                         30 Burton Hills Blvd, Suite 520
                         Nashville, TN 37215

Notices and demands shall be deemed to have been given upon mailing, if mailed, or, if made by personal delivery or by overnight courier service, then upon such delivery. Either party may change its address for receipt of notices by giving at least ten (10) days' prior notice to the other party.

     19. Authority. Each party represents and warrants to the other that this Sublease has been duly authorized, executed and delivered by and on its behalf and constitutes its valid, enforceable and binding agreement. Notwithstanding the foregoing, the effectiveness of this Sublease and Sublandlord's obligations hereunder are expressly subject to the prior written consent of Landlord.

     20. Examination. Submission of this instrument for examination or signature does not constitute a reservation of or option for the Sublease Premises or in any manner bind either party, and no lease, sublease or obligation shall arise until this instrument is signed and delivered by Sublandlord and Subtenant and written consent hereto is given by Landlord.

     21. Severability. If any provision in this Sublease is or shall be deemed to be illegal, invalid or unenforceable, the remaining provisions hereof shall not be affected or impaired, and such remaining provisions shall remain in full force and effect and shall be interpreted as if such illegal, invalid or unenforceable provisions did not exist.

     22. Nonwaiver. Failure of either party to declare any default or delay in taking any action in connection therewith shall not waive such default.

     23. Cumulative Rights and Remedies. All rights and remedies of Sublandlord and Subtenant under this Sublease shall be cumulative and none shall exclude any other rights or remedies allowed by law.

     24. Attorneys' Fees. In the event of a dispute arising from this Sublease that results in litigation, the party at fault, as determined by the applicable court, shall pay the prevailing party's reasonable attorneys' fees and expenses.

     25. Memorandum of Sublease. Either party shall, upon written request of the other or of the Landlord, promptly execute, acknowledge and deliver to the other a short-form sublease or notice of sublease or memorandum of sublease for recording purposes, and all costs and expenses related thereto shall be borne by the requesting party.

     IN WITNESS WHEREOF, Sublandlord and Subtenant have executed this Sublease as of the date aforesaid.

                                   SUBLANDLORD:

                                   PHYCOR, INC.

                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       -----------------------------------------
                                   Title: VP, [ILLEGIBLE]



                                   SUBTENANT:

                                   IPAYMENT TECHNOLOGIES, INC., a California corporation


                                   By: /s/ [SIGNATURE ILLEGIBLE]
                                       -----------------------------------------

                                   Title: EVP